                                                                   Exhibit 10.45

                                                 Amendment to the
                                                Dime Bancorp, Inc.
                                           Senior Officer Incentive Plan


                  Effective as of January 1, 2000, the Dime Bancorp, Inc. Senior Officer Incentive Plan (the "Plan") is amended in the following particulars:

                  Section 2(e) of the Plan is hereby amended by adding at the end of the last paragraph thereof the following new sentence to read as follows:

                  "Notwithstanding anything in this Plan to the contrary, none of the execution of the Agreement and Plan of Merger, dated September 15, 1999 and as amended and restated on December 27, 1999, between Hudson United Bancorp and the Company (the 'Merger Agreement'), the consummation of the merger of Hudson United Bancorp with and into the Company, or the consummation of the other actions or transactions contemplated by the Merger Agreement, shall constitute a Change in Control under the Plan."
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                                Amendment to the
                               Dime Bancorp, Inc.
                        Middle Management Incentive Plan


                  Effective as of January 1, 2000, the Dime Bancorp, Inc. Middle Management Incentive Plan (the "Plan") is amended in the following particulars:

                  Section 8(b) of the Plan is hereby amended by adding at the end of the last paragraph thereof the following new sentence to read as follows:

                  "Notwithstanding anything in this Plan to the contrary, none of the execution of the Agreement and Plan of Merger, dated September 15, 1999 and as amended and restated on December 27, 1999, between Hudson United Bancorp and the Company (the 'Merger Agreement'), the consummation of the merger of Hudson United Bancorp with and into the Company, or the consummation of the other actions or transactions contemplated by the Merger Agreement, shall constitute a Change in Control under the Plan."

                                Amendment to the
                               Dime Bancorp, Inc.
                        Senior Management Incentive Plan


                  Effective as of January 1, 2000, the Dime Bancorp, Inc. Senior Management Incentive Plan (the "Plan") is amended in the following particulars:

                  Section 8(b) of the Plan is hereby amended by adding at the end of the last paragraph thereof the following new sentence to read as follows:

                  "Notwithstanding anything in this Plan to the contrary, none of the execution of the Agreement and Plan of Merger, dated September 15, 1999 and as amended and restated on December 27, 1999, between Hudson United Bancorp and the Company (the 'Merger Agreement'), the consummation of the merger of Hudson United Bancorp with and into the Company, or the consummation of the other actions or transactions contemplated by the Merger Agreement, shall constitute a Change in Control under the Plan."